SUBSEQUENT EVENTS	9 Months Ended	12 Months Ended
	Sep. 30, 2015	Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events [Text Block]
NOTE 11 – SUBSEQUENT EVENTS

In October 2015, the board of directors approved amending the conversion price of the convertible notes entered into with our chief executive officer from a price of $0.50 per share to $0.40 per share, in exchange for our chief executive officer waiving outstanding accrued interest. Accordingly, our chief executive elected to convert the outstanding notes into 262,500 shares of common stock.

In November 2015, we issued a warrant to a consultant to purchase 75,000 shares of our common stock as compensation for business and advisory services. The common stock purchase warrant has an exercise price of $0.35 per share, is immediately exercisable and expires on the five year anniversary of the date of issuance. The per share weighted-average fair value of the warrant was estimated at $0.15 per share on the date of grant.

NOTE 13 – SUBSEQUENT EVENTS

In February and March 2015, certain holders of the Company’s Series B warrants exercised their warrants to purchase an aggregate of 337,169 shares of our common stock at an exercise price of $0.85 per share, resulting in gross proceeds to the Company of approximately $0.3 million.

In March 2015, we entered into a consulting agreement and issued an aggregate of 30,000 shares of our common stock, valued at approximately $27,000, as compensation.